Investor Presentation November 12, 2020 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the nine months ended September 30, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

Our Strategy

Strategic Vision To build a premier wealth management and investment banking firm Global Wealth Management Institutional Private Client 2,271 financial advisors in 393 branches with $293B in client assets Asset Management $27B in total assets managed through various strategies Bank $17.9B in assets funded by client deposits Equities Sales + Trading Fixed Income Sales + Trading Investment Banking Research Experienced sales force with extensive distribution capabilities Comprehensive platform including research, strategy and DCM teams Over 600 professionals with extensive experience across all products and industry verticals 2nd largest U.S. research platform with nearly 1,300 stocks covered in addition to 600 stocks covered in Europe, and more than 200 stocks covered in Canada

A History of Organic Growth & Acquisitions 16% CAGR 2005 Legg Mason’s Capital Markets Division 2007 Ryan Beck Acquisition Stifel Bank & Trust 2008 Butler Wick 2009 56 UBS Private Client Branches 2010 Thomas Weisel Partners 2011 Stone & Youngberg 2012 Miller Buckfire 2013 Keefe, Bruyette & Woods Knight Capital Group Fixed Income Division Acacia Bank Ziegler Lotsoff 2014 De La Rosa, Oriel Securities, 1919 Investment Counsel, Merchant Capital 2015 Barclays Wealth & Investment Management, Sterne Agee, 2016 Eaton Partners ISM Capital 2017 City Securities 2018 Ziegler Wealth Management, Business Bancshares Inc. 2019 First Empire MainFirst Mooreland Partners GMP George K. Baum B&F Capital Markets * 2019 full year GAAP net revenues based on annualized results as of 9/30/19. *2020 full year GAAP net revenue based on annualized results as of 09/30/2020

Stifel Overview

Stifel – Premier Investment Bank and Wealth Management Firm Stifel at a Glance 2019 GAAP Net Revenue - $3.3 billion Global Wealth Management (GWM) 2019 Net Revenue - $2.1 billion Institutional Group (IG) 2019 Net Revenue - $1.2 billion Private Client Stifel Bancorp Margin and Securities-based Lending Asset Management Equity & Fixed Income Capital Raising M&A Advisory / Restructuring Institutional Equity and Fixed Income Brokerage Independent Research Low leverage (6.3x) (1) (2), $4.0 billion stockholders’ equity (2) and $4.7 billion market capitalization (3) 29% Insider ownership aligns employees' interests with other shareholders (4) Approximately 8,500 full-time associates(2) Balanced business mix (64% GWM / 36% IG) (2019 net revenues) National presence with 2,271 financial advisors(2) 2nd largest U.S. equity research platform with approximately 1,300 stocks under coverage(2) Broad investment banking and institutional sales and trading capabilities – domestic and international Assets / equity. As of 09/30/2020 As of 11/9/2020 Insider ownership percentage includes all units outstanding, as of March 18, 2020.

Leading broker-dealer providing wealth management and institutional services to consumers and companies Bulge Bracket Boutique Size / scale Large distribution Trading Retail Issues Lack of focus Banker turnover Lack of commitment Research indifference Lack of growth investors Firm focus Good research Growth investor access Issues Financial / firm stability Trading support Few with retail Size / scale Firm focus Stability (financial & personnel) Large distribution Trading Outstanding research Retail Institutional Wealth Management LARGEST provider of U.S. equity research 3rd LARGEST U.S. investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) FULL SERVICE investment banking with expertise across products and industry sectors ACCESS TO top ten private client platform #7 Largest Retail Brokerage Network(2) Based on 2019 U.S. trading volume per Bloomberg, as of 02/06/2020 Source: Publicly available information for U.S. brokerage networks. Includes investment banks only.

Well-diversified, Low Risk Business Model with Balanced Retail and Institutional Exposure Unburdened by capital constraints Low leverage business model and conservative risk management Limited balance sheet risk Stable wealth management business is augmented by profitable and growing institutional business Drive revenue synergies by leveraging the wealth management and institutional business Net Revenues 2019 2020 Operating Contribution 2019 2020 Balanced business model facilitates growth in all market environments Note: Net revenues and operating contribution percentages based on full year 2019 & first nine months of 2020 , excludes the Other segment.

A Stable Track Record Through Multiple Business Cycles Non-GAAP Net Revenues(1)(4) ($MM) Total Equity(1) ($MM) Total Client Assets(1)(2) ($BN) Book Value Per Share(1)(2)(3) 2020 Non-GAAP Net Revenue, Total Equity, Total Client Assets, and Book Value Per Share are as of 09/30/2020 Excludes impact of sale of Sterne Agee Independent Contractor & Correspondent Clearing businesses Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010) and represents common equity per shares outstanding 2020 full year non-GAAP net revenue based on annualized results as of 09/30/2020

Balance Sheet Growth

Global Wealth Management

Global Wealth Management (GWM) Provides Securities Brokerage Services and Stifel Bank Products Overview National Presence Grown from 600+ financial advisors in 2005 to 2,271 financial advisors currently Proven organic growth and acquirer of private client business Strategy of recruiting experienced advisors with established client relationships Expanding U.S. footprint Net Revenues(1) ($MM) Operating Contribution(1) ($MM) 2017 full year net revenue and operating contribution based on annualized results as of 9/30/2017 2018 full year results based on annualized result as of 9/30/2018 (1) 2020 full year GAAP net revenues & operating contribution based on annualized results as of 09/30/2020.

Building Scale and Capabilities into a $2.1 Billion Revenue Segment 56 UBS Branches

GWM - Private Client Group Key Operating Metrics Accounts(1)(2) Financial Advisors(1)(2)(3) Total Client Assets(1)(2) ($MM) Branches(1)(2) 2020 Financial Advisors, Branches, Accounts, and Total Client Assets are as of 09/30/2020 Excludes Legacy Sterne Agee Independent Contractor Business. 2018, 2019, & 2020 reflect change in the definition of producing brokers as of January 1, 2019.

GWM – Stifel Bancorp, Inc. Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007 Stifel Financial became a bank holding company and financial services holding company Substantial Balance sheet growth with low-risk assets Funded by Stifel Nicolaus client deposits Maintain high levels of liquidity Overview Key Statistics (000s) (1)(2) Investment Portfolio Loan Portfolio(3) Interest Earnings Assets Note: Key Statistic Data as of 09/30/2020. ROAA, ROAE, as well as Tier 1 capital ratios specific to Stifel Bank & Trust NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned. Other includes construction and land, consumer loans, and home equity lines of credit.

Growing Asset Management Capabilities Asset Management Subsidiaries with $27.2 Billion in Client Assets As of September 30, 2020. 1919 Investment Counsel, LLC, EquityCompass Investment Management, LLC,, and Washington Crossing Advisors, LLC are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. Assets represents the aggregate fair value of all discretionary and non-discretionary Assets Under Management and Assets Under Advisement, including fee-paying and non-fee-paying portfolios.

Institutional Group

Institutional Group Net Revenues ($MM)(2)(3) Fixed Income Brokerage + Investment Banking Overview Equity Brokerage + Investment Banking Provides securities brokerage, trading, research, underwriting and corporate advisory services Largest provider of U.S. Equity Research 3rd largest U.S Investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) Full-service Investment Bank Comprehensive Fixed Income platform Based on 2019 U.S. trading volume per Bloomberg., as of 02/06/2020 (Stifel & KBW). Includes Thomas Weisel historical investment banking revenues through September 30, 2010. 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million 2020 full year net revenue based on annualized results as of 09/30/2020 2019 full year net revenues based on annualized net revenue as of 9/30/2019

Building Scale and Capabilities into a $1.2 Billion Revenue Segment Investment Banking Fixed Income Equities                                                                                                                                                                                                                                                                                                                                                     Knight GMP

Institutional Group – Advisory 2010-2020: Leadership in M&A of Public Companies and deals < $1bn. Public Deals < $1 Billion in Value All Deals < $1 Billion in Value All Firms Middle Market Firms Source: Dealogics M&A Analytics as of 10/31/20. Note: Includes all sell-side and buy-side strategic or sponsor-backed disclosed value deals, where the deal is announced between 2010 and 2020, with a U.S. target, acquirer, acquirer subsidiary or divestor, and a final stake greater than 50%.

Institutional Group – Equity Underwriting Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010 Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 010/31/20. Overlapping deals between Stifel and its acquired firms have been removed. Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Institutional Group – Research

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)(2)

Rank	Firm	Companies Under Coverage		
		Overall	Mid Cap	Small Cap
1	JPMorgan	1,165	399	153
2	Stifel / KBW	1,106	379	338
3	BofA Merrill Lynch	1,077	341	125
4	Jefferies & Co.	965	307	212
5	Goldman Sachs	916	282	81
6	Morgan Stanley	909	281	85
7	Citi	894	257	119
8	Wells Fargo Securities	850	281	128
9	Raymond James	833	293	227
10	Piper Sandler Companies	824	237	314
11	Barclays	796	223	86
12	Credit Suisse	782	231	91
13	RBC Capital Markets	746	240	95
14	Suntrust Robinson Humphrey	678	277	134
15	Cowen And Company	662	180	184
16	UBS	659	172	43
17	Robert W. Baird & Co., Inc.	648	217	93
18	Evercore ISI	638	141	73
19	William Blair & Co	567	108	119
20	Morningstar	564	108	14

Stifel Research Highlights

- 2nd largest provider of U.S. Equity Research
- #1 U.S. provider of Financial Services coverage
- #1 ranked broker for North American NDRs
- #2 ranked for most Refinitiv Starmine Awards in last 15 years
- Ranked in the Top 10 each year for the last 14 years in the Refinitiv StarMine Analyst Awards

Coverage Balanced Across All Market Caps (1)



Small Cap 35%
Large Cap 31%
Mid Cap 34%

(1) Source: StarMine rankings as of 9/30/2020. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds.
(2) StarMine 2020 includes KBW, U.S. only. Overall coverage includes only companies with a rating and domiciled in the U.S. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

STIFEL

23

Institutional Group – Equity Sales and Trading Powerful Platform Spanning North America and Europe Institutional Equity Sales Equity Trading Extensive Distribution Network Relationships with over 3,500 institutional accounts globally Active daily market maker in over 4,000 stocks Traded over 6.6 billion shares in 20191 Complete coverage of North America and Europe for North American listed equities Major liquidity provider to largest equity money management complexes Multi-execution venues: high-touch, algorithms, program trading, and direct market access Dedicated convertible sales, trading, and research desk 49 sales traders located in Baltimore, New York, Boston, San Francisco, Geneva, London, Toronto, Frankfurt, and Paris 32 position traders covering each major industry 19 specialized traders focused on: Option Trading, Convertible & ETF Trading Profitable model with advantages of scale 116 person sales force Experts in small and mid cap growth and value Team-based sales model with 2 - 4 coverage sales people per account Team leaders have an average of 20 years experience Offices in all major institutional markets in North America & Europe Accounts range from large mutual funds to small industry-focused investors Managed over 700 non-deal roadshow days in 2019 Extensive experience with traditional and overnight corporate finance transactions All data as of 07/31/2020 (1) Based on trading volumes for Stifel & KBW

Institutional Group – Fixed Income Capital Markets Strong Fixed Income Brokerage Capabilities Institutional Fixed Income Sales Institutional Fixed Income Trading Platform & Products Comprehensive platform 80+ traders with annual client trade volume more than $600 billion1 60+-person Fixed Income Research and Strategy Group Widespread distribution 200+ institutional sales professionals covering more than 8,500 accounts 50+ institutional fixed income offices nationwide Offices in Frankfurt, Geneva, London, Madrid, Milan, Munich, Paris and Zurich Customer-driven Focus on long-only money managers and income funds, depositories, and hedge funds Consistency of execution Identification of relative value through asset class/security selection US Government and Agency Securities Mortgage-Backed Securities (MBS) Whole Loans Government-Guaranteed Loans Asset-Backed Securities (ABS) Commercial Mortgage-Backed Securities (CMBS) Certificates of Deposit Litigation Finance High Yield and Distressed Credit Loan Trading Group Hybrid Securities Emerging Markets Structured Products Investment Grade Credit Municipal Sales and Trading and Public Finance UK Sales and Trading All data as of 07/31/2020 Trailing 12-months, 07/31/2020

Institutional Group – Public Finance Overview Stifel has been growing its public finance practice both organically and through acquisitions over the past seven years including De La Rosa, Merchant Capital, Sterne Agee, City Securities, and George K. Baum. Stifel has ranked in the top ten nationally for senior managed negotiated underwritings, by par value, for each of the past five years. Stifel ranked #1 nationally for senior managed K-12, development, multifamily housing and taxable muni negotiated underwritings for 2019. Specialty sectors: Education (Public & Private K-12) Higher Education Local Government/Municipal Public-Private Partnerships/Development Housing Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions. Total of 36 Public Finance offices Nearly 200 Public Finance professionals

Third Quarter 2020 Results

Record Third Quarter & First Nine Months Net Revenue Third Quarter Snapshot 3Q20 Results millions, except per share and ratios HIGHLIGHTS NET REVENUES GAAP & NON-GAAP $883.3 NET EARNINGS GAAP $110.6 NON-GAAP $120.5 EPS GAAP $1.46 NON-GAAP $1.59 ANNUALIZED ROE GAAP 12.8% NON-GAAP 14.0% ANNUALIZED ROTCE GAAP 20.4% NON-GAAP 22.2% BOOK VALUE PER SHARE TBV $32.34 BV $50.95 Strongest Recruiting Quarter in Last Three Years Record Quarterly Capital Raising Revenue Second Highest Quarterly Pre-Tax Income & EPS Credit Quality at Stifel Bank Remains Strong Strong Growth in Private Client Fee-Based Assets

Third Quarter Results THIRD QUARTER HIGHLIGHTS Third quarter Non-GAAP Net Revenue of $883 million, up 8% Y/Y Institutional Group Revenue of $363 million, up 25% Y/Y Record Capital Raising Revenue of $137 million, up 46% Y/Y Pre-tax Margin of 19.4%, up 160 bps sequentially Fee-based Client Assets of $115 billion, up 8% sequentially Tangible Book Value Per Share of $32.34, up 13% Y/Y Non-GAAP annualized ROTCE of 22.2%

HIGHLIGHTS Record first 9-Month Net Revenue of $1.6 billion, up 2% Y/Y Third Quarter Pre-tax Margin of 34%, up 310 bps sequentially Private Client Fee-based Assets Increased 17% Y/Y Recruited 45 Financial Advisors with total Trailing Twelve Month production of $38 million. Global Wealth Management

Wealth Management Metrics

STIFEL

RECRUITING DRIVES REVENUE GROWTH



$250
$200
$150
$100
$50
$-
millions
275
250
225
200
175
150
125
100
75
50
25
0
Financial Advisors
$31
$67
$82
$118
$138
$161
$199
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
T-12 Cumulative Production
Cumulative Gross FAs

DYNAMIC BUSINESS

- 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruiting remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
  - Stifel Wealth Tracker
  - CIO Office & behavioral finance practice
  - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report

31

Institutional Group * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record first 9-Month Revenue of $1.1 billion, up 33% Y/Y Record first 9-Month Capital Raising Revenue, up 52% Y/Y Brokerage Revenue of $505 million surpassed 2019 Full Year by 19% Record Quarterly Capital Raising Revenue of $129 million, up 54% Y/Y Pre-tax margin of 21.1%, up 430 bps Y/Y Balanced business mix between equities and fixed income *2020 revenue based on annualized results through 9/30/2020 highlights Record First Nine Months Revenue Surpassed Prior Full Year Record by 5% (2016) Record First Nine Months Brokerage Revenue Record Quarterly Revenue in Capital Raising Lead Managed 264 Negotiated Municipal Offerings Institutional Equities & Fixed Income highlights Record First Nine Months Revenue Surpassed Prior Record by 23% (2014) Record First Nine Months Brokerage Revenue Record Quarterly Capital Raising Revenue Bar chart header numbers are a graphic

Investment Banking Revenue Highlights Third Strongest Investment Banking Quarter Record Capital Raising Quarter Strongest Verticals were Healthcare, Technology, & Industrials Miller Buckfire’s Restructuring Practice Remained Strong Bar chart header numbers are a graphic *2020 revenue based on annualized results through 9/30/2020

Net Interest Income Net Interest commentary 3Q20 NII within previous guidance range, but negatively impacted by increased cash balances. Interest Earning Assets increased year-on-year and sequentially due to higher cash & loan balances.

Stifel Bancorp Inc. Loan & Investment Portfolio * Total excludes $282 million of loans classified as held for sale

CECL & Credit Metrics ASSUMPTIONS Moody’s Forecast 40% Baseline (gradual recovery) 30% Downside (double dip recession) 30% Upside (accelerated recovery) Forecast Update for Most Recent Scenarios Broad-based Improvement of Forecasted Economic Variables Since June 30 Incorporated a Management Overlay to Offset Some of the Forecasted Economic Variables

Capital & Liquidity HIGHLIGHTS Sweep Balances Continued to Increase in 3Q20 Capital Ratios Consistent with 2Q20 Projecting No Material Change in the Size or Composition of the Balance Sheet Capital Return in 3Q20 Limited to Dividends

Expenses & Fourth Quarter Guidance * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2020 earnings release. Bar chart header numbers are a graphic FOURTH QUARTER 2020 GUIDANCE Net Revenue: $870 – $920 million Firm-wide NII: $100 – $110 million Bank NIM: 235 – 245 bps Compensation Ratio: 57.5% - 59.5% Non-compensation Operating Ratio: 19%-21% Diluted Share Count: 77.4 million